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ENPHASE ENERGY, INC.
1420 N. McDowell Blvd.
Petaluma, CA 94954
(707) 774-7000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 18, 2017
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Enphase Energy, Inc., a Delaware corporation (the “Company”). The meeting will be held on Thursday, May 18, 2017 at 9:00 a.m. local time at our principal office located at 1420 N. McDowell Blvd., Petaluma, CA 94954 for the following purposes:

1.	To elect the Board of Directors’ two nominees for director, to hold office until the 2020 Annual Meeting of Stockholders.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 125,000,000.

3.
To approve an amendment to the Company’s 2011 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of common stock authorized for issuance thereunder by 400,000 and increase the maximum number of shares by which the authorized shares of Common Stock under the ESPP may be increased annually under the evergreen provisions of the ESPP.

4.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is March 20, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 18, 2017 at our principal office located at 1420 N. McDowell Blvd., Petaluma, CA 94954.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission, are available at https://materials.proxyvote.com/29355a.

By Order of the Board of Directors

/s/ Paul B. Nahi

Paul B. Nahi President and Chief Executive Officer
Petaluma, California
March 31, 2017

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 You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, or sign and return your proxy card prior to the meeting in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

3.

ENPHASE ENERGY, INC.
1420 N. McDowell Blvd.
Petaluma, CA 94954

PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), Enphase Energy, Inc. (sometimes referred to as the “Company,” “Enphase,” “we” or “us”) has elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about March 31, 2017 to all stockholders of record entitled to vote at the annual meeting (the “Annual Meeting”).
Will I receive any other proxy materials by mail?
We do not expect to send any proxy materials by mail unless requested.
How do I attend the annual meeting?
The meeting will be held on Thursday, May 18, 2017 at 9:00 a.m. local time at our principal office located at 1420 N. McDowell Blvd., Petaluma, CA 94954. Directions to the Annual Meeting may be found at www.enphase.com/contactus. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on March 20, 2017 will be entitled to vote at the Annual Meeting. On this record date, there were 84,276,432 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 20, 2017 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 20, 2017 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?
There are four matters scheduled for a vote:

•	Election of two nominees as Class II directors to serve until the 2020 Annual Meeting of stockholders or until their successors have been duly elected and qualified;

•	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000 shares.

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To approve an amendment to the Company's 2011 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of common stock authorized for issuance thereunder by 400,000 and increase the maximum number of shares by which the authorized shares of Common Stock under the ESPP may be increased annually under the evergreen provisions of the ESPP.

•
Ratification of selection by the Audit Committee of the Board of Directors (the “Audit Committee”) of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

What if another matter is properly brought before the meeting?
The Board of Directors (the “Board”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may vote “For” all the nominees to the Board, or you may “Withhold” your vote for any nominee you specify. For each other matter to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

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To vote through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m., Pacific Time on May 17, 2017 to be counted.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote over the telephone, dial toll-free 1-800-579-1639 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m., Pacific Time on May 17, 2017 to be counted.

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To vote by mail, you may do so by first requesting printed copies of the proxy materials by mail and then filling out the proxy card and sending it back in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Enphase. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form.

5.

We provide internet and telephone proxy voting to allow you to vote your shares on-line or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 20, 2017.
What if I submit a proxy card but do not make specific choices?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and submit a proxy card or otherwise vote without marking any voting selections, your shares will be voted as follows:

•	“FOR” the election of each of the two nominees named in this proxy statement to serve on the Board;

•	“FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation;

•	“FOR” the approval of the amendment to the ESPP; and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on the proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, will vote your shares using his or her best judgment.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee may vote your shares if they have discretionary authority to vote on the particular matter. Brokers do not have discretionary authority to vote shares with respect to Proposal No. 1, the election of directors, with respect to Proposal No. 2, the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation, or with respect to Proposal No. 3, the approval of the amendment to the ESPP, but they do have discretionary authority, if not otherwise directed, to vote shares with respect to Proposal No. 4, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
Who is paying for this proxy solicitation?
We will pay the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone or other electronic means, or in person, by our directors, officers, or other regular employees, or at our request, by MacKenzie Partners, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but MacKenzie Partners, Inc. will be paid its customary fee, estimated to be $12,000, to render solicitation services.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

6.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to Enphase’s Corporate Secretary at 1420 N. McDowell Blvd., Petaluma, CA 94954.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy timely provided to us is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 1, 2017, to Enphase’s Corporate Secretary at 1420 N. McDowell Blvd., Petaluma, CA 94954, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If you wish to submit a proposal that is not to be included in next year’s proxy materials, but that may be considered at the annual meeting of stockholders to be held in 2018, you must do so in writing following the above instructions not earlier than the close of business on January 18, 2018 and not later than the close of business on February 17, 2018. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event our annual meeting for 2018 is held more than 30 days before or after May 18, 2018. The section titled “Nominating and Corporate Governance Committee” in this proxy statement provides additional information on the director nomination process.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Withhold” and broker non-votes with respect to the election of directors, and, with respect to Proposal No. 2, Proposal No. 3 and Proposal No. 4, “For” and “Against” votes, abstentions and broker non-votes, if applicable.
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as “Against” votes on Proposal No. 2, Proposal No. 3 and Proposal No. 4. Broker non-votes have no effect and will not be counted towards the vote total for any proposal except Proposal 2. For Proposal 2, broker non-votes will have the same effect as “Against” votes.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including the advisory stockholders votes on executive compensation. Proposal No. 1, the election of the two nominees for director, Proposal No. 2, the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation, and Proposal No. 3. the approval of the amendment to the ESPP, are “non-routine” matters. Proposal No. 4, the ratification of

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the selection by the Audit Committee of Deloitte & Touche LLP as the independent auditors of Enphase for its fiscal year ending December 31, 2017, is a “routine” matter.

How many votes are needed to approve each proposal?

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For the election of directors, Proposal No. 1, the two nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Proxies may not be voted for a greater number of persons than the number of nominees named.

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To be approved, Proposal No. 2, the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation, must receive “For” votes from the holders, either in person or by proxy, of a majority of the outstanding shares entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the same effect as “Against” votes.

•
To be approved, Proposal No. 3, the approval of the amendment to the ESPP, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•
To be approved, Proposal No. 4, ratification of the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2017, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 84,276,432 shares outstanding and entitled to vote. Thus, the holders of 42,138,217 shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Who should I contact if I have any questions?
If you have any questions about the Annual Meeting, our proxy materials or your ownership of our common stock, please contact our Investor Relations Department, at 1420 N. McDowell Blvd., Petaluma, CA 94954 USA, telephone 1-877-797-4743.

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PROPOSAL 1
ELECTION OF DIRECTORS
CLASSIFIED BOARD
The Board presently has six members. The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director appointed by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The term of office of the Class II directors will expire at the 2017 Annual Meeting. Each of the nominees listed below is currently a director of the Company previously elected by the stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2020 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of such substitute nominee as our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) may propose. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
The following table sets forth the names, ages and positions of our directors as of March 20, 2017, the record date:

Name	Age	Position(s)

Paul B. Nahi	53	President, Chief Executive Officer, and Director
Steven J. Gomo(2)	64	Director
Benjamin Kortlang(1)(5)	41	Director
Richard Mora(6)	52	Director
Thurman John Rodgers(4)(6)	69	Director
John H. Weber(3)(5)	61	Director

(1)	Chair of the Nominating and Corporate Governance Committee.

(2)	Chair of the Audit Committee.

(3)	Chair of the Compensation Committee.

(4)	Member of the Nominating and Corporate Governance Committee.

(5)	Member of the Audit Committee.

(6)	Member of the Compensation Committee.

It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting of Stockholders. All members of the Board who served on the Board at the time of the last annual meeting attended our 2016 Annual Meeting.
The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.
NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2020 ANNUAL MEETING
Class II Directors
Benjamin Kortlang has served as a member of our Board since May 2010. Since February 2008, Mr. Kortlang has been a Partner with Kleiner Perkins Caufield & Byers (“KPCB”), a venture capital firm. At KPCB, Mr. Kortlang has served as

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President of KP/OSI, Inc., an investment holding company which holds KPCB’s investment in OSIsoft, LLC, and as President of KP/CEN, Inc., an investment holding company which holds KPCB’s investment in Cenergistic, LLC, and is President of PVHome, Inc., an investment holding company which holds KPCB’s investment in residential solar systems. Until August 2013, Mr. Kortlang served as a member of the Board of Silver Spring Networks, Inc., a networking platform and solutions provider for smart energy networks. From July 2000 to January 2008, Mr. Kortlang worked with Goldman, Sachs & Co., most recently co-heading Goldman’s Alternative Energy Investing business. From June 2005 to February 2008, Mr. Kortlang was a Vice President within Goldman’s Special Situations Group, before which he was a Vice President in Goldman’s investment banking group focusing on Industrials and Natural Resources. From January 1996 to August 1998, Mr. Kortlang was an Associate with A.T. Kearney, Inc., where he focused on strategic and operations consulting in the energy, manufacturing, packaging, transportation and communications industries. From February 1993 to July 1994, Mr. Kortlang was a Business Analyst at National Australia Bank in strategic planning and macroeconomic forecasting. Mr. Kortlang holds a bachelor of business degree in economics and finance from Royal Melbourne Institute of Technology, a bachelor of commerce and an honors degree in econometrics from University of Melbourne and a master of business administration degree from the University of Michigan. As a venture capitalist, Mr. Kortlang’s focus on growth-stage investing in alternative energy technologies provides a valuable industry perspective to our Board. Mr. Kortlang’s investing and business experience also provide our Board with a valuable perspective on building alternative energy businesses.
Richard Mora has served as a member of our Board since February 2014. Since January 2014, Mr. Mora has served as the Chief Operating Officer of Landis+Gyr, an energy management company. From August 2011 to January 2014, Mr. Mora served as the President and Chief Executive Officer of Landis+Gyr Americas where he had responsibilities for operations in both North and South America. From August 2008 to August 2011 Mr. Mora served as the President and Chief Executive Officer of Landis+Gyr North America. Mr. Mora holds a bachelor of arts degree in economics from Stanford University. Mr. Mora brings to our Board his expertise in process and productivity improvements at the corporate, regional and country level. In addition, his years of experience with respect to emerging companies, risk management, team building and international operations provide a valuable perspective for our Board.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Class III Directors Continuing in Office Until the 2018 Annual Meeting
Paul B. Nahi has served as our President and Chief Executive Officer and as a member of our Board since January 2007. From 2003 to December 2006, Mr. Nahi served as President and Chief Executive Officer of Crimson Microsystems, Inc., a fabless semiconductor company, where he was responsible for all aspects of the company’s operations. From 1999 to 2003, Mr. Nahi served as Chief Executive Officer and co-founder of Accelerant Networks, Inc., a semiconductor company, acquired by Synopsys Inc. in February 2004. From 1998 to 1999, Mr. Nahi served as the General Manager of the Communications and Media Divisions for NEC Electronics Corp., a global electronics company. From 1994 to 1998, Mr. Nahi served as the Senior Director for Diamond Multimedia Systems, Inc., a computer peripheral device company. Mr. Nahi holds a bachelor of science degree in computer science and a master of business administration degree from the University of Southern California, and serves as a member of the Board of Advisors for the University of Southern California Viterbi School of Engineering. Mr. Nahi brings to our Board demonstrated leadership and management ability at senior levels. In addition, his years of experience in the semiconductor and electronics industries provide a valuable perspective for our Board. He also brings continuity to our Board and historical knowledge of our company through his tenure as President and Chief Executive Officer.

John H. Weber has served as a member of our Board since June 2013. From October 2013 to October 2014, Mr. Weber was the Chief Executive Officer of VIA Motors, Inc., an electric vehicle development and manufacturing company. From January 2006 to February 2013, Mr. Weber served as the Chief Executive Officer and President of Remy International, Inc., an automotive manufacturing company. Mr. Weber also served as a member of the Board of Directors of Remy International, Inc., a manufacturer of rotating electrical components for the automotive and commercial vehicle industry, from February 2013 to February 2015 -and as its Chairman of the Board from February 2015 through November 2015, until its acquisition by BorgWarner. Prior to January 2006, Mr. Weber served as President, Chief Executive Officer and Director of Eagle Picher, Inc., a manufacturing and resource extractive company. Mr. Weber has also held senior management positions with General Electric, AlliedSignal, Honeywell, Baxter International and Vickers. Mr. Weber holds a bachelor of science degree in mechanical engineering from the University of Toronto and a master of business administration degree from Harvard University. Mr. Weber provides our Board with many years of experience as a Chief Executive of complex industrial companies, many with energy technology initiatives. He also provides our Board with intimate knowledge and experience with all aspects of business, operations, opportunity development, challenges in companies, and a good understanding of culture and personnel strategies.

10.

Class I Directors Continuing in Office Until the 2019 Annual Meeting
Steven J. Gomo has served as a member of our Board since March 2011. From August 2002 until October 2004, Mr. Gomo served as Senior Vice President of Finance and Chief Financial Officer, and from October 2004 until December 2011, as Executive Vice President of Finance and Chief Financial Officer, of NetApp, Inc., a computer storage and data management company. From November 2000 to April 2002, Mr. Gomo served as Chief Financial Officer of Gemplus International S.A., a smart card provider, and from February 1998 until August 2000, Mr. Gomo served as Chief Financial Officer of Silicon Graphics, Inc., a high-performance computer and computer graphics company. Prior to February 1998, Mr. Gomo held various finance, financial management, manufacturing, and general management positions at Hewlett-Packard Company. Mr. Gomo holds a bachelor of science degree in business administration from Oregon State University and a master of business administration degree from Santa Clara University. Mr. Gomo currently serves on the Board of Nutanix, Inc., a next-generation hyperconverged enterprise cloud platform company. From February 2005 to May 2016 Mr. Gomo served on the Board of SanDisk Corporation, a designer, developer and manufacturer or flash storage solutions. From February 2012 to November 2016 Mr. Gomo served on the Board of NetSuite Inc., a provider of cloud-based financials, Enterprise Resource Planning and omnichannel commerce software suites. Mr. Gomo brings to our Board valuable financial and business expertise through his years of experience as a chief financial officer with publicly traded companies. Mr. Gomo provides an important role in leading the Board’s activities on financial and auditing matters, as well as collaborating with our independent registered public accounting firm and management team in these areas.
Thurman John Rodgers has served as a member of our Board since January 2017. Mr. Rodgers founded Cypress Semiconductor Corporation in 1982 and served as the President, Chief Executive Officer and as a member of the Board of Directors until April 2016. From May 2002 to May 2011 Mr. Rodgers served as a member of the board of directors of SunPower Corporation. Mr. Rodgers is presently a member of the board of directors of several privately-held companies. From June 2004 through December 2012 Mr. Rodgers was a member of the board of trustees of Dartmouth College, his alma mater, and holds bachelor’s degrees in physics and chemistry from Dartmouth and a master’s degree and Ph. D in electrical engineering from Stanford University. At Stanford, Mr. Rodgers invented, developed and patented VMOS technology. Mr. Rodger’s brings 34 years of public company CEO experience to our board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under The NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent within the meaning of applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.
Our Board undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that all of our directors, other than Mr. Nahi, qualifies as an “independent” director within the meaning of the NASDAQ rules. Accordingly, a majority of our directors are independent, as required under applicable NASDAQ rules.
In making this determination, our Board considered certain relationships and transactions that occurred in the ordinary course of business between the Company and entities which some of our directors are or have been affiliated. The Board considered the following relationships and transactions that occurred during any 12-month period within the last three fiscal years and determined that they were not material transactions that would impair the particular director’s independence or interfere with their exercise of independent judgment in carrying out their responsibilities as directors:

•	Former Board member Jameson McJunkin’s affiliation with Madrone Capital Partners, one of our stockholders.

•	Mr. Kortlang’s affiliation with Kleiner Perkins Caufield & Byers (“KPCB”), one of our stockholders.

•	Former Board member Robert Schwartz’s affiliation with Third Point Ventures, one of our stockholders.

•	Mr. Rodgers’ purchase of 5,406,574 shares of our common stock in a private financing in January 2017.
Our non-employee directors have been meeting, and we anticipate that they will continue to meet, in regularly scheduled executive sessions at which only non-employee directors are present.

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BOARD LEADERSHIP STRUCTURE
Our Board has a Lead Independent Director, Mr. Gomo, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors. Accordingly, the Lead Independent Director has substantial ability to shape the work of the Board. The Company believes that having a Lead Independent Director reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having a Lead Independent Director creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having a Lead Independent Director can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee of the Board (the “Compensation Committee”) assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the Board meets with certain members of our executive team, including the heads of our different organizational functions, who discuss the risks and exposures involved in their respective areas of responsibility as well as any developments that could impact our risk profile or other aspects of our business.
MEETINGS OF THE BOARD OF DIRECTORS
The Board met 5 times during the last fiscal year. Each Board member attended at least 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee, among other things:

•	evaluates the performance of and assesses the qualifications of the independent auditors;

•	determines and approves the scope of engagement and compensation of the independent auditors;

•	confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; and

•
establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

Our Audit Committee also has certain responsibilities, including without limitation, the following:

•	determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

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•	reviewing and approving the retention of the independent auditors to perform any proposed permissible non-audit services;

•	reviewing and approving or rejecting transactions between the Company and any related persons; and

•
reviewing and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls.

The Audit Committee is composed of three directors: Messrs. Gomo, Kortlang and Weber. The Audit Committee met seven times during the 2016 fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor.enphase.com/corporate-governance.cfm.
The Board reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent, as required by Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards. In making this determination, our Board considered Mr. Kortlang’s affiliation with KPCB, one of our stockholders, the percentage of the Company’s outstanding shares of common stock beneficially owned by KPCB and its affiliates, the related party transactions to which Mr. Kortlang and/or KPCB have been a party, and determined that such affiliation, beneficial ownership and transactions do not materially affect Mr. Kortlang’s independent judgment.

The Board has also determined that Mr. Gomo qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Gomo’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.
Report of the Audit Committee of the Board of Directors1
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Mr. Steven J. Gomo
Mr. Benjamin Kortlang
Mr. John H. Weber
Compensation Committee
Since February 5, 2016, the Compensation Committee has been composed of two directors: Messrs. Mora and Weber. From February 13, 2014 to February 5, 2016, the Compensation Committee was composed of three directors: Messrs. Mora, Weber, and former director Robert Schwartz. All members of the Company’s Compensation Committee have been and are “independent,” as required by Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ listing standards. The Compensation Committee met one time during the fiscal year, and acted by unanimous written consent on several other occasions. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor.enphase.com/corporate-governance.cfm.
The Compensation Committee acts on behalf of the Board to review and adopt, or recommend to the Board for adoption, and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	approving or recommending for approval to our Board the compensation and other terms of employment of our executive officers;

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•	reviewing and approving performance goals and objectives relevant to the compensation of our executive officers;

•
evaluating and recommending to the Board for approval the compensation plans and programs, as well as evaluating and recommending to the Board for approval the modification or termination of existing plans and programs;

•	reviewing and approving the type and amount of compensation to be paid or awarded to Board members;

•	administering our equity incentive plans;

•	establishing policies with respect to equity compensation arrangements;

•	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•	reviewing the adequacy of our Compensation Committee charter on a periodic basis; and

•	reviewing and evaluating, at least annually, the performance of the Compensation Committee.

[1]
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Processes and Procedures

The Compensation Committee meets annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer and Vice President of Human Resources. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

In 2016, the Compensation Committee engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm, as compensation consultants to:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.
In 2016, the Compensation Committee reviewed the independence of Compensia pursuant to the criteria set forth in Rule 10C-1 under the Exchange Act and the applicable NASDAQ listing standards and found no conflict of interest.
Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.
The Nominating and Corporate Governance Committee is composed of two directors: Messrs. Kortlang and Rodgers. In 2016, the Nominating and Corporate Governance Committee was composed of three directors: Messrs. Kortlang, and former directors Neal Dempsey and Jameson McJunkin. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating and Corporate Governance Committee met one time during the 2016 fiscal year. The Nominating and Corporate Governance

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Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor.enphase.com/corporate-governance.cfm.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, having demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder. To date, the Nominating and Corporate Governance Committee has not received any such nominations nor has it rejected a director nominee from a stockholder or stockholders holding more than 5% of the Company’s voting stock. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to our Corporate Secretary at the following address: 1420 N. McDowell Blvd., Petaluma, CA 94954, at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
We have not adopted a formal process for stockholder communications with the Board. However, every reasonable effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Our stockholders may direct communications to a particular director or to the directors generally, in care of Enphase Energy, Inc. 1420 N. McDowell Blvd., Petaluma, CA 94954 USA.
In addition, any interested person, including any stockholder, may communicate directly with our non-management directors. Persons interested in communicating directly with our non-management directors regarding any concerns or issues may do so by addressing correspondence to a particular director, or to our non-management directors generally, in care of Enphase Energy, Inc. 1420 N. McDowell Blvd., Petaluma, CA 94954 USA. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Lead Independent Director, or the Chair of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE
Our Board has adopted Corporate Governance Guidelines (the “Guidelines”) that outline, among other matters, the role of the Board and the responsibilities of various committees of the Board. These Guidelines are available, along with other important corporate governance materials, on our website at http://investor.enphase.com/corporate-governance. The Guidelines assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Guidelines set forth the practices that the Board intends to follow with respect to board composition and selection, the role of the Board, director orientation and education, director compensation, board meetings and involvement of senior management, board committees, Chief Executive Officer performance evaluation, succession planning, and board assessment.
CODE OF CONDUCT
The Company has adopted the Enphase Energy Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all officers, directors and employees. The Code of Conduct is available on the Company’s website at http://investor.enphase.com/corporate-governance. If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company intends to promptly disclose the nature of the amendment or waiver on its website.

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PROPOSAL 2
APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
OVERVIEW
Our Board is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 100,000,000 shares to 125,000,000 shares.
Our Board has no present plans or proposals to issue the additional shares of common stock that would be authorized by this Proposal 2.
REASONS TO APPROVE THE INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
The Board believes that the proposed increase in the number of authorized shares of common stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital, exchanging equity for debt or other transactions that have similar effect, stock-based acquisitions, stock splits and dividends, equity compensation awards or other corporate purposes. The proposed amendment will allow the Company to accomplish these objectives without further stockholder approval. By approving the increase now, in advance of any specific need or plans, we will be able to act in a timely manner when such a need arises or when our Board believes it is in the best interests of the Company and our stockholders to take action, without the delay and expense that would be required at that time to obtain stockholder approval of such an increase as a special meeting of stockholders.
If the proposed amendment is adopted, the newly authorized shares would be unreserved and available for issuance. No further stockholder authorization would be required prior to the issuance of such shares of common stock by the Company, except where stockholder approval is required under NASDAQ rules.
In addition to the 84,276,432 shares of Common Stock outstanding on March 20, 2017, there were:

•	5,367,451 shares reserved for future issuance under the Company’s stockholder approved 2011 Equity Incentive Plan, as amended, of which 8,795 shares are contingent upon approval of Proposal 2;

•	368,217 shares reserved for future issuance under the Company’s 2011 Employee Stock Purchase Plan, as amended and as may be further amended upon approval of Proposal 3;

•
1,220,000 shares of common stock which may be issued upon exercise of warrants currently held by those Lenders party to the Amended and Restated Loan and Security Agreement, dated as of February 10, 2017;

•	5,433,793 shares of common stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $4.36 per share; and

•	450,361 shares of common stock issuable upon the vesting of outstanding restricted stock units.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The increase in authorized common stock could make more difficult or discourage attempts to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized shares of common stock is not being proposed in response to any known threat to acquire control of the Company.
If the stockholders approve Proposal 2, we will file a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to amend Article IV, Section A, in its entirety, to read as follows:

“(A) This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is One Hundred and Thirty-Five Million (135,000,000) shares, each with a par value of $0.00001 per share. One Hundred and Twenty-Five Million (125,000,000) shares shall be Common Stock and Ten Million (10,000,000) shares shall be Preferred Stock.”

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Except for this paragraph, all of the remaining provisions in Article IV of the Amended and Restated Certificate of Incorporation would remain in full force and effect without change. The text of the proposed amendment is subject to modification to include such changes as our Board determines to be necessary or advisable to affect this Proposal 2.

The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve this amendment to the Company’s Amended and Restated Certificate of Incorporation.
If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

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PROPOSAL 3
APPROVAL OF AMENDMENT OF THE 2011 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
The Board is asking the stockholders to approve the following amendments to the Company’s 2011 Employee Stock Purchase Plan (the “ESPP”) to increase the total number of shares reserved for issuance under the ESPP: (i) a one-time increase of 400,000 shares (from 669,903 shares to a total of 1,069,903 shares) of common stock available for issuance pursuant to the original share reserve of the ESPP; and (ii) an increase of 369,604 shares (from 330,396 shares to a total of 700,000 shares) of common stock used to calculate the maximum automatic increase in the number of shares each year pursuant to the evergreen provision of the ESPP, commencing on January 1, 2018 and ending on (and including) January 1, 2026.
The ESPP is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock through payroll deductions. The purposes of the ESPP are to assist qualified employees of the Company and its subsidiaries in acquiring a stock ownership interest in the Company and to encourage them to remain in the employ of the Company and its subsidiaries. The ESPP is intended to qualify for favorable federal income tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).
We believe that the ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests. We rely on equity incentives to attract and retain our employees, and we believe that such incentives are essential to our long-term growth and future success. The proposed share increases will ensure that a sufficient reserve of common stock remains available under the ESPP to allow us to continue to provide equity incentives to our employees on a competitive level.
Should our stockholders fail to approve the amendment of the ESPP, it will continue to remain in effect in accordance with its current terms. However, because only 368,217 shares of common stock remained available for issuance under the ESPP as of March 20, 2017, our ability to use this form of equity-based compensation to attract, retain and motivate our employees in what is a very competitive hiring environment would be constrained.
The terms and provisions of the ESPP are summarized below. This summary, however, does not purport to be a complete description of the ESPP. The ESPP has been filed with the SEC as an appendix to this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the ESPP.
Approval of Proposal 3 is contingent upon approval of Proposal 2, in order for us to have sufficient available authorized shares under our Amended and Restated Certificate of Incorporation for the proposed increase to the number of shares reserved for issuance under the ESPP.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S 2011 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE
Description of 2011 Employee Stock Purchase Plan
Summary. The ESPP was originally adopted by the Board on June 10, 2011 and approved by the stockholders in March 20, 2012. The ESPP became effective on the date of the underwriting agreement between the Company and the underwriters managing the initial public offering of the Company’s common stock, which was March 29, 2012.
As of March 20, 2017, there were 368,217 shares of common stock available for future issuance under the ESPP. On February 23, 2017, the Board approved the amendment of the ESPP, subject to stockholder approval, to increase by 400,000 shares the number of shares of common stock authorized for issuance under the ESPP, and to increase by 369,604 shares the number of shares of common stock used to calculate the maximum automatic increase in the number of shares each year pursuant to the evergreen provision of the ESPP, commencing on January 1, 2018. If this Proposal 3 is approved, the additional shares that are the subject of this Proposal 3 will be available to satisfy rights granted under the ESPP in the purchase periods that will commence on May 16, 2017.
Purpose. The purpose of the ESPP is to provide a means by which eligible employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the ESPP) may be given an opportunity to purchase common stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. As of March 20, 2017, approximately 344 employees are eligible to participate in the

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ESPP.
Administration. The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. The Board has delegated administration of the ESPP to the Compensation Committee. As used herein with respect to the ESPP, the “Board” refers to the Company’s Board of Directors or any committee the Board appoints to administer the ESPP, including the Compensation Committee. The Board has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase shares of common stock will be granted and the provisions of each offering of such rights (which need not be identical). In addition, the Board has the power to settle all controversies regarding the ESPP and purchase rights granted under it.
Stock Subject to ESPP. A total of 669,903 shares were initially authorized for issuance upon adoption of the ESPP. In addition, the number of shares available for issuance under the ESPP automatically increases on January 1st of each year, commencing in 2013 and ending on (and including) January 1, 2021 by an amount equal to the lesser of (i) 1% of the total number of shares outstanding on December 31st of the preceding calendar year; or (ii) 330,396 shares. If rights granted under the ESPP expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. The closing price of the Company’s common stock on March 20, 2017 was $1.34. If this Proposal 3 is approved by our stockholders, the number of shares available for issuance will be increased by 400,000 shares, and the maximum automatic increase in the number of shares each year pursuant to the evergreen provision will be increased by 369,604 shares (from 330,396 shares to a total of 700,000 shares), commencing on January 1, 2018 and ending on (and including) January 1, 2026.
Eligibility. Only employees of the Company (or any parent or subsidiary of the Company designated by the Board) may participate in the ESPP. The Board has the authority to limit participation to those individuals who have been customarily employed more than 20 hours per week and more than five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering. In addition, the Board may require that each employee has been continuously employed by the Company or the designated parent or subsidiary corporation for such period preceding the grant as the Board may require, but in no event will the required period of continuous employment be greater than two years. Finally, the Board also has the power to exclude officers of the Company who are “highly compensated” as defined in the Code. No employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company.
Offerings. The ESPP is implemented by offerings of rights to all eligible employees from time to time. Under applicable law and the terms of the ESPP, the maximum length for an offering under the ESPP is 27 months. Each offering period consists of one or more purchase dates as determined by the Board prior to the commencement of that offering period. The provisions of separate offerings need not be identical. Pursuant to the terms of the offering document for the ESPP, a new offering automatically began on November 16, 2016, and is approximately 24 months in duration (the “Current Offering”). The Current Offering consists of four purchase periods ending on or about May 15 and November 15 each year, with the first purchase period ending on May 15, 2017, the second purchase period ending on November 15, 2017, the third purchase period ending on May 15, 2018, and the fourth purchase period ending on November 15, 2018. A new offering will automatically begin on each May 16 and November 16 over the term of the ESPP and will be approximately 24 months in duration. Each new offering shall consist of four purchase periods approximately six months in length ending on or about May 15 and November 15 each year. The offering document for the ESPP provides that if the fair market value of a share of our common stock on the first day of a later offering is less than or equal to the fair market value on the start date of an ongoing offering, then such ongoing offering will terminate immediately following the purchase of shares on the purchase date and the participants in the terminated offering will automatically be enrolled in the new offering.

Enrollment in the ESPP. Eligible employees enroll in the ESPP by delivering to the Company an agreement authorizing payroll deductions in an amount up to the maximum amount approved by the Board. Pursuant to the terms of the offering document for the ESPP, such payroll deductions will be limited to up to 15% of an employee’s eligible cash compensation during the offering. A participant may increase or decrease his or her participation level at any time with such change to be effective commencing as of the next offering. A participant may also increase or decrease his or her participation level to be effective in a subsequent purchase period of an ongoing offering in accordance with procedures established by the Company. A participant may increase his or her participation level once during a purchase period. A participant may decrease (including a decrease to 0%) his or her participation level no more than twice during a purchase period (and the second decrease in participation level must be to 0%).The Company may determine in its sole discretion at any time, including at any time following the commencement of an offering or purchase period, that it will no longer accept participant requests to increase participation levels during such offering or purchase period, as applicable. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with the general funds of the Company. The ESPP

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allows for concurrent offerings, but an eligible employee may enroll in only one offering at a time.
Purchase Price. The purchase price per share at which shares of common stock are sold in an offering under the ESPP may not be less than the lower of (i) 85% of the fair market value of a share of common stock on first day of the offering or (ii) 85% of the fair market value of a share of common stock on the last day of the purchase period.
Purchase of Stock. In connection with offerings made under the ESPP, the Board may specify from time to time a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans (intended to qualify as such under Section 423(b) of the Code) of the Company and its parent and subsidiary corporations for each calendar year in which the purchase rights are outstanding at any time. Pursuant to the terms of the offering document for the ESPP, the maximum number of shares that may be purchased on any single purchase date by any single participant during any offering is 2,000 shares. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the foregoing limits, the Board will make a uniform and equitable allocation of available shares. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price.
Participation in and Withdrawal from the ESPP. Enrolled employees will automatically participate in subsequent offerings, provided the participant has not withdrawn from the ESPP, continues to meet the eligibility requirements, and has not terminated employment with the Company. A participant may withdraw from a given offering without affecting his or her eligibility to participate in future offerings under the ESPP. Upon any withdrawal from an offering by the participant, the Company will distribute to the participant his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the participant’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated.
Termination of Employment. Unless otherwise specified by the Board, a participant’s rights under any offering under the ESPP terminate immediately upon cessation of an employee’s employment for any reason (subject to any post-employment participation period required by law), and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.
Restrictions on Transfer. Rights granted under the ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.
Adjustment Provisions. Upon certain transactions by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction without receipt of consideration by the Company, the ESPP share reserve, the maximum number of shares by which the share reserve is to increase automatically each year, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the type, class and maximum number of shares subject thereto as well as to the applicable purchase price of outstanding purchase rights.
Effect of Certain Corporate Transactions. In the event of (i) the sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, (ii) the sale or other disposition of at least 90% of the outstanding securities of the Company, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, a “corporate transaction”), any surviving or acquiring corporation may continue or assume rights outstanding under the ESPP or may substitute similar rights. If any surviving or acquiring corporation does not assume such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of common stock within ten business days prior to the corporate transaction under any ongoing offerings and the participants’ rights under the ongoing offerings will terminate immediately after such purchase.
Duration, Amendment, Suspension, and Termination of the ESPP. The Board may amend, suspend or terminate the ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the ESPP must be approved by the stockholders to the extent stockholder approval is necessary to satisfy the requirements of Section 423 of the Code or to comply with other applicable laws or regulations.
Rights granted before an amendment, suspension, or termination of the ESPP will not be impaired by any amendment, suspension, or termination of the ESPP without consent of the employee to whom such rights were granted, except as necessary

21.

to comply with, or receive favorable tax, listing or regulatory treatment under, any laws or governmental regulations, or as necessary to ensure that the ESPP and/or any purchase rights comply with the requirements of Section 423 of the Code.
Federal Income Tax Information
Rights granted under the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an “employee stock purchase plan” within the meaning of Section 423 of the Code.
A participant will be taxed on amounts withheld from their paychecks for the purchase of shares of our common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right, until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.
If the shares are sold or otherwise disposed of before the expiration of either or both of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the shares are sold or otherwise later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Plan Benefits under 2011 Employee Stock Purchase Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock that have been purchased under the ESPP as of March 20, 2017.

2011 ESPP
Name and Position	Number of Shares
Paul B. Nahi	17,565
President and Chief Executive Officer
Humberto Garcia	10,678
Chief Financial Officer
All current executive officers as a group	28,243
All current directors who are not executive officers as a group	—
Each nominee for election as a director:
Benjamin Kortlang	—
Richard Mora	—
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of purchase rights	—
All employees, including all current officers who are not executive officers, as a group	1,925,123

New Plan Benefits

Because participation in the ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the ESPP, it is not possible to determine the

22.

value of benefits that may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.

23.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Deloitte & Touche LLP has audited the Company’s financial statements since 2007. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Our Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. However, the Audit Committee is not bound by a vote either for or against this proposal. The Audit Committee will consider a vote against Deloitte & Touche LLP by the stockholders in selecting our independent registered public accounting firm in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2016 and 2015, by Deloitte & Touche LLP, our independent registered public accounting firm:

	Years Ended December 31,
	2016	2015
	(in thousands)
Audit Fees	$1,107	$954
Audit-related Fees	—	—
Tax Fees	27	39
All Other Fees	—	—
Total Fees	$1,134	$993
Audit Fees: For 2016 and 2015, consists of fees for professional services rendered, including audited financial statements presented in our annual report on Form 10-K, review of interim financial statements presented in our quarterly reports on Form 10-Q, our registration statement on Form S-8 related to our equity incentive plans and other matters related to our periodic filings with the SEC. In addition, for 2016, includes services rendered in connection with our Form S-3 registration statement related to our secondary public offering of common stock in September 2016 and our filing a prospectus supplement for a potential at-the-market public offering in December 2016.
Tax Fees: Consists of professional services rendered for tax compliance, tax advice and tax planning.
All fees described above were pre-approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES.
Our Audit Committee pre-approves all audit and permissible non-audit services provided by Deloitte & Touche LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis.

24.

In connection with the audit of our 2017 financial statements, we entered into an engagement agreement with Deloitte & Touche LLP which sets forth the terms by which Deloitte & Touche LLP will perform audit and interim services for us.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

25.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of January 26, 2017 by: (i) each director and nominee for director; (ii) each named executive officer as set forth in the Summary Compensation Table of this proxy statement; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Funds affiliated with Third Point LLC(2)	6,706,772	8.54%
Foris Ventures, LLC(3)	5,406,574	7.39
Rodgers Massey Revocable Living Trust dtd 4/4/11(4)	5,406,574	7.39
Madrone Partners, L.P.(5)	4,338,287	6.00
KPCB Holdings, Inc., as nominee(6)	3,994,865	5.46
Named Executive Officers and Directors
Paul B. Nahi(7)	2,210,585	2.97
Humberto Garcia(8)	83,415	*
Steven J. Gomo(9)	181,777	*
Benjamin Kortlang(10)	4,961,803	6.77
Richard Mora(11)	99,834	*
Thurman John Rodgers(12)	5,406,574	7.39
John H. Weber(13)	95,070	*
All executive officers and directors as a group (7 persons)(14)	13,039,058	17.37

 *    Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentage ownership is based on 73,176,313 shares of our common stock outstanding at January 26, 2017. In accordance with the rules and regulations of the SEC, in computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to shares held by the person that are currently exercisable or exercisable (or issuable upon vesting of restricted stock units (“RSUs”) within 60 days of January 26, 2017. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Consists of: (a) 3,498,451 shares held by Third Point Offshore Master Fund L.P.; (b) 429,368 shares held by Third Point Partners L.P.; (c) 790,422 shares held by Third Point Partners Qualified L.P.; (d) 730,421 shares held by Third Point Ultra Master Fund L.P, (e) 603,025 shares held by Third Point Reinsurance Co. Ltd,; (f) 197,300 shares held by Lyxor/Third Point Fund Limited, and 423,684 shares held directly by Daniel S. Loeb, CEO of Third Point LLC. Third Point LLC, and Mr. Loeb in his capacity as the Chief Executive Officer of Third Point LLC, have voting and dispositive power over shares held by Third Point Offshore Master Fund L.P., Third Point Partners L.P., Third Point Partners Qualified L.P. and Third Point Ultra Master Fund L.P. Mr. Loeb disclaims beneficial ownership of all shares except for the shares he holds directly and to the extent of his pecuniary interest therein. The address of Third Point Partners is 390 Park Avenue, 18th Floor, New York, NY 10022.

(3)
Vallejo Ventures Trust (“VVT”), the member of Foris Ventures, LLC, may be deemed to have sole voting power of these shares of common stock, and L. John Doerr (“John Doerr”) and Ann Doerr, the trustees of VVT, and Barbara Hager, the special trustee of VVT, may be deemed to have shared voting power of the shares

(4)
Consists of common stock held of record by Rodgers Massey Revocable Living Trust dtd 4/4/11, for which Mr. Rodgers and his spouse, Valeta Massey, serve as trustees and share joint voting and dispositive power.

(5)
Greg Penner, Thomas Patterson and Jameson McJunkin, a member of our Board, share voting and dispositive power over shares held by Madrone Capital Partners; however, Messrs. Penner, Patterson and McJunkin disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein. Excludes shares of common stock directly held by

26.

Jameson McJunkin. The address of Madrone Partners is 3000 Sand Hill Road, Building 1, Suite 150, Menlo Park, CA 94025.

(6)
Consists of: (a) 3,810,796 shares of common stock held by KPCB Green Growth Fund, LLC; and (b) 184,069 shares of common stock in the aggregate beneficially owned by individuals and entities affiliated with KPCB Green Growth Fund, LLC. Excludes shares of common stock directly held by Benjamin Kortlang, a member of our Board. The managing member for KPCB Green Growth Fund, LLC is KPCB GGF Associates, LLC. Benjamin Kortlang, Brook H. Byers, L. John Doerr, Raymond J. Lane and Theodore E. Schlein, the Managing Directors of KPCB GGF Associates, LLC, exercise shared voting and dispositive control over the shares directly held by KPCB Green Growth Fund, LLC. The shares held by KPCB Green Growth Fund, LLC and affiliated individuals and entities are held for convenience in the name of “KPCB Holdings, Inc. as nominee,” for the accounts of the individual managers and other individuals and entities that each exercise their own voting and dispositive control over the shares for their own accounts. KPCB Holdings, Inc. has no voting, dispositive or pecuniary interest in any such shares. The address of KPCB Green Growth Fund, LLC is 2750 Sand Hill Road, Menlo Park, CA 94025.

(7)
Includes: (a) 27,533 shares of common stock held by Paul B. Nahi and Sheila B. Nahi, as Trustees of the Kayla Nahi Trust u/a/d December 21, 2009; (b) 27,533 shares of common stock held by Paul B. Nahi and Sheila B. Nahi, as Trustees of the Skylar Lisle Nahi Trust u/a/d December 21, 2009; (c) 501,822 shares of common stock held in the Nahi Family Revocable Living Trust; (d) 1,289,440 shares issuable pursuant to stock options exercisable within 60 days of January 26, 2017; (e) 21,875 shares of common stock issuable upon the vesting of RSUs within 60 days of January 26, 2017; and (f) 342,382 shares held directly by Mr. Nahi.

(8)
Includes: (a) 72,293 shares issuable pursuant to stock options exercisable within 60 days of January 26, 2017; (b) 9,687 shares of common stock issuable upon the vesting of RSUs within 60 days of January 26, 2017; and (c) 1,435 shares held directly by Mr. Garcia.

(9)	Consists solely of stock options exercisable for 181,777 shares within 60 days of January 26, 2017.

(10)
Includes: (a) the shares described in Note (6)(a) above; (b) stock options exercisable for 114,324 shares within 60 days of January 26, 2017; and (c) 852,614 shares held directly by Mr. Kortlang. Mr. Kortlang disclaims beneficial ownership of the shares described in Note (6)(a) above, except to the extent of his pecuniary interest therein.

(11)	Consists solely of stock options exercisable for 99,834 shares within 60 days of January 26, 2017.

(12)	Consists solely of the shares described in Note (4) above.

(13)	Consists solely of stock options exercisable for 95,070 shares within 60 days of January 26, 2017.

(14)
Includes: (a) 11,154,758 shares beneficially owned by the current directors and executive officers; (b) 1,852,738 shares issuable pursuant to stock options exercisable within 60 days of January 26, 2017; and (c) 31,562 shares of common stock issuable upon the vesting of RSUs within 60 days of January 26, 2017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

27.

MANAGEMENT
EXECUTIVE OFFICERS OF THE REGISTRANT
The following table sets forth certain information concerning our executive officers as of March 20, 2017:

Name	Age	Position
Paul B. Nahi	53	President, Chief Executive Officer
Humberto Garcia	52	Vice President and Chief Financial Officer
Paul B. Nahi. Mr. Nahi’s biography is included above under the section titled “Proposal 1—Election of Directors—Class III Directors Continuing in Office Until the 2018 Annual Meeting.”
Humberto Garcia has served as our Vice President and Chief Financial Officer since August 2016. From August 2010 until August 2016, Mr. Garcia served as our Corporate Controller and then as our Vice President of Finance. From April 2004 until August 2010, Mr. Garcia served as GM and Corporate Controller for RealNetworks, Inc., a developer of universal technology platforms for streaming digital media. Mr. Garcia is a Certified Public Accountant in California (inactive) and earned a Bachelor of Science degree in Business Administration and Accounting from California State University, Fresno.

28.

EXECUTIVE COMPENSATION
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act enacted in April 2012, or the JOBS Act. As an “emerging growth company,” we rely on the reduced disclosure obligations regarding executive compensation in this proxy statement, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
SUMMARY COMPENSATION TABLE
The following table provides information for the years presented regarding the compensation of our principal executive officer and each of our two other most highly compensated persons serving as executive officers during 2016. We refer to these persons as our “Named Executive Officers.”
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation ($)	Total ($)
Paul B. Nahi
President and Chief	2016	525,000	—	—	549,100	—	1,500	1,075,500
Executive Officer	2015	495,833	—	588,250	517,910	—	4,524	1,606,517

Humberto Garcia(3)
Chief Financial Officer	2016	274,391	50,000(3)	99,000	278,846	—	1,500	703,737

Kris Sennesael
Former Chief Financial	2016	241,922(5)	—	—	142,120	—	600	384,642
Officer	2015	335,000	—	181,000	181,268	—	2,108	699,376

(1)
The dollar amounts in this column represent the grant date fair value of stock options and stock awards granted for the years indicated calculated in accordance with applicable accounting standards relating to stock-based compensation excluding the effect of estimated forfeitures. For awards of RSUs, that amount is calculated by multiplying the closing price of our common stock on the date of grant by the number of units awarded. For option awards, that amount is calculated by multiplying the Black-Scholes value determined as of the date of grant by the number of options awarded. For a discussion of the valuation methodology used, see Note 13 Stock-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 16, 2017. These amounts do not necessarily correspond to the actual value that may be realized from the option awards by the Named Executive Officers.

(2)	For Messrs. Nahi, Garcia and Sennesael, no cash bonuses were awarded pursuant to our 2015 and 2016 Bonus Program.

(3)	On August 8, 2016, Mr. Garcia was appointed as the Company’s Vice President and Chief Financial Officer to replace Mr. Sennesael and received a cash bonus of $50,000 upon the appointment.

(4)
On August 8, 2016, Mr. Sennesael resigned from his position as the Company’s Vice President and Chief Financial Officer and remained as a non-executive employee to assist with transition matters until August 15, 2016.

(5)	Includes $29,421.95 cash payment in lieu of vacation paid upon termination of Mr. Sennesael’s employment.
In 2016, our Named Executive Officers were granted stock options and RSUs under our 2011 Equity Incentive Plan. Mr. Nahi was granted options to purchase 425,000 shares, Mr. Sennesael was granted options to purchase 110,000 shares, Mr. Garcia was granted options to purchase 20,000 shares, and upon appointment to Chief Financial Officer, Mr. Garcia was granted options to purchase 200,000 shares and 50,000 RSUs. The stock options granted to each of the Names Executive Officers vest in monthly installments over a period of four years after the date of grant. The RSUs vest over a four-year period, with 12.5% of the RSUs vesting on February 8, 2017; and an additional 12.5% of the shares will vest each six-month period thereafter. These awards are included in the amounts set forth in the Summary Compensation Table.

29.

2016 Bonus Program
All Company non-sales-commissioned employees, including all of the Named Executive Officers, were eligible for performance bonuses under the 2016 Bonus Program (the “2016 Bonus Program”). The bonus payout for each eligible employee was to be determined based on the employee’s eligible salary multiplied by his or her bonus percentage multiplied by a corporate achievement factor ranging from 0% to 200%, and with the individual performance factor ranging from 0% to 100% (with exceptions above 100%) and determined by the evaluation of each individual employee’s performance.
Corporate goals for 2016 were further weighted 50% on non-GAAP operating income and 50% on non-GAAP free cash flow. The corporate achievement factors for non-GAAP operating income and non-GAAP free cash flow were independently determined based upon pre-established threshold, target, stretch and maximum goals. The 2016 Bonus Program was designed to reward, through the payment of annual bonuses, the Company’s employees (including executive officers) for the Company’s performance in meeting certain key corporate objectives for 2016 and, if applicable, each individual’s performance and contribution in meeting the Company’s corporate objectives for the year. The actual bonus awarded in any year, if any, may be more or less than each employee’s annual bonus target, and are subject to approval by the Compensation Committee of the Board of Directors. For the Company’s executive officers, the target bonuses, and whether or not a bonus is paid in any year, is within the discretion of the Compensation Committee.
The Compensation Committee established Mr. Nahi’s 2016 target bonus opportunity under the 2016 Bonus Program at 100% of his 2016 base salary, and both Messrs. Garcia and Sennesael’s 2016 target bonus opportunity under the 2016 Bonus Program at 75% of their 2016 base salary. The Compensation Committee did not award any bonuses to its Named Executive Officers under the 2016 Bonus Program because the Company’s performance failed to meet its key corporate objectives under the 2016 Bonus Program.
401(k) Plan
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our Named Executive Officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan provides that each participant may defer eligible compensation subject to the statutory limit, which was $18,000 for calendar year 2016. For the 2016 401(k) plan year, participants that are 50 years or older could also make “catch-up” contributions up to an additional $6,000 above the statutory limit.
Participants are immediately and fully vested in their contributions. For the 2016 401(k) plan year, a discretionary matching formula was used for all participants in the 401(k) plan, including our Named Executive Officers, pursuant to which we matched $0.25 for each dollar contributed by a participant up to the lesser of (i) 6% of the participant’s annual compensation, as defined in the 401(k) plan, or (ii) $1,500.
Such Company matching contributions are subject to a six-year vesting schedule, with vesting beginning on the applicable participant’s start date. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, a participant’s contributions to the 401(k) plan and earnings on those contributions are not taxable to the participant until distributed from the 401(k) plan.
Pension Benefits
We do not maintain any pension or defined benefit retirement plans.
Nonqualified Deferred Compensation
We do not maintain any nonqualified deferred compensation plans.

Equity Compensation Plan Information
The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2016.

30.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,336,405(1)	$4.55(2)	2,277,265(3)
Equity compensation plans not approved by security holders	—	—	—
Total	9,336,405	$4.55	2,277,265

(1)
Includes shares of common stock to be issued upon exercise of options granted under our Amended 2011 Plan, our 2006 Equity Incentive Plan (the “2006 Plan”) and 606,026 shares of our common stock issuable pursuant to RSUs under our Amended 2011 Plan.

(2)
Because RSUs do not have an exercise price, the 606,026 shares of common stock issuable pursuant to RSUs under our Amended 2011 Plan are not included in the calculation of weighted average exercise price.

(3)
Includes 37,821 shares of common stock available for future purchase under our 2011 Employee Stock Purchase Plan, and 2,239,444 shares of common stock available for issuance under our Amended 2011 Plan.

31.

 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016.
The following table presents the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2016. Stock options were granted pursuant to our 2006 Plan prior to our initial public offering of common stock (“IPO”) in 2012 and pursuant to our 2011 Plan thereafter.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

	Option awards			Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(2) ($)
Paul B. Nahi	45,747	—	2.3608	6/25/2018
	308,468	—	0.2724	7/15/2019
	494,373	—	1.6344	7/14/2020
	182,000	—	8.4300	5/10/2022
	93,750 (3)	6,250(3)	7.5000	5/1/2020
	37,500(4)	62,500(4)	9.0500	6/16/2022
	88,541(5)	336,459(5)	2.1400	3/28/2023
					6,250(6)	21,937
					56,250(7)	197,437
					40,625(8)	142,593

Humberto Garcia	1,320	—	4.0860	5/4/2021
	11,013	—	9.5340	8/22/2021
	1,887	—	11.0000	3/11/2022
	3,609	—	6.9000	5/30/2019
	11,137(3)	1,667(3)	7.6800	6/30/2020
	12,500(9)	7,500(9)	9.6900	7/13/2021
	4,160(5)	15,840(5)	2.0900	2/7/2023
	16,667(10)	183,333(10)	1.9800	8/8/2023
					938(11)	3,292,000
					6,565(7)	23,043,000
					6,250(12)	21,937,000
					50,000(13)	175,500,000

Kris Sennesael(14)	—	—	—	—
					—	—

(1)
Vesting of each stock option and stock award is contingent upon the Named Executive Officer’s continued service, except as may be accelerated on certain events described below under “Employment Contracts and Termination of Employment and Change of Control Arrangements.”

(2)
The dollar amounts in this column represent the market value of the shares underlying the RSUs as of December 31, 2016, based on the closing price of our common stock, as reported on the NASDAQ Global Market, of $3.51.

(3)	The shares subject to the stock option vest over a four-year period commencing April 10, 2013, with 1/48th of the shares vesting on a monthly basis.

(4)	The shares subject to the stock option vest over a four-year period commencing June 1, 2015, with 1/48th of the shares vesting on a monthly basis.

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(5)	The shares subject to the stock option vest over a four-year period commencing February 1, 2016, with 1/48th of the shares vesting on a monthly basis.

(6)
The shares subject to the RSU vest over a four-year period commencing on May 2, 2013, with 1/16th of the RSU (rounded down to the nearest whole share) vesting on August 15, 2013; thereafter, 1/16th of the RSUs (rounded down to the nearest whole share, except for the last vesting installment) shall vest on each quarterly anniversary of August 15, 2013.

(7)
The shares subject to the RSU vest over a four-year period commencing on March 6, 2014, with 1/8th of the RSU (rounded down to the nearest whole share) vesting on August 15, 2014; thereafter, 1/8th of the RSUs (rounded down to the nearest whole share, expect for the last vesting installment) shall vest on each semi-annual anniversary of August 15, 2014.

(8)
The shares subject to the RSU vest over a four-year period commencing on June 1, 2015, with 1/8th of the RSU (rounded down to the nearest whole share) vesting on November 15, 2015; thereafter, 1/8th of the RSUs (rounded down to the nearest whole share, except for the last vesting installment) shall vest on each semi-annual anniversary of November 15, 2015.

(9)	The shares subject to the stock option vest over a four-year period commencing June 1, 2014, with 1/48th of the shares vesting on a monthly basis.

(10)	The shares subject to the stock option vest over a four-year period commencing August 9, 2016, with 1/48th of the shares vesting on a monthly basis.

(11)
The shares subject to the RSU vest over a four-year period commencing on July 1, 2013, with 1/8th of the RSU (rounded down to the nearest whole share) vesting on November 15, 2013; thereafter, 1/8th of the RSUs (rounded down to the nearest whole share, expect for the last vesting installment) shall vest on each semi-annual anniversary of November 15, 2013.

(12)
The shares subject to the RSU vest over a four-year period commencing on March 4, 2015, with 1/8th of the RSU (rounded down to the nearest whole share) vesting on August 15, 2015; thereafter, 1/8th of the RSUs (rounded down to the nearest whole share, expect for the last vesting installment) shall vest on each semi-annual anniversary of August 15, 2015.

(13)
The shares subject to the RSU vest over a four-year period commencing on August 9, 2016, with 1/8th of the RSU (rounded down to the nearest whole share) vesting on August 8, 2015; thereafter, 1/8th of the RSUs (rounded down to the nearest whole share, expect for the last vesting installment) shall vest on each semi-annual anniversary of August 8, 2016.

(14)	For Mr. Sennesael, all unexercised share awards were cancelled on November 15, 2016 due to his resignation from the Company on August 15, 2016.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
Executive Severance Agreements
Paul B. Nahi
On January 1, 2007, we entered into an offer letter with Mr. Nahi to serve as our President and Chief Executive Officer, on an at-will basis. The offer letter provided for an initial annual base salary of $60,000 per year, which has subsequently increased to the current amount of $525,000 per year. The letter indicates Mr. Nahi’s general eligibility for employee benefits, additional stock grants and long-term incentives. In June 2011, we entered into an executive severance agreement with Mr. Nahi (the “2011 Nahi Severance Agreement”) that provided for the payment of certain severance benefits to Mr. Nahi in the event of the termination of his employment. This agreement superseded the severance provisions contained in Mr. Nahi’s original offer letter.
In March 2013, the arrangements set forth in the 2011 Nahi Severance Agreement were superseded and replaced by the 2013 Severance Plan described below.
Humberto Garcia
On August 8, 2016, we appointed Mr. Garcia to serve as our Chief Financial Officer, on an at-will basis. In connection with his appointment, Mr. Garcia’s annual base salary was increased to $300,000 per year. In addition, Mr. Garcia received a bonus of $50,000, became eligible for an annual bonus, and received a stock option to purchase 200,000 shares of our common stock under the 2011 Incentive Plan, and a grant of 50,000 RSUs. Mr. Garcia also became a participant in the “Severance Plan” described

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below that provides for the payment of severance benefits to Mr. Garcia in the event of the termination of his employment following a change in control.
Kris Sennesael
On September 17, 2012, we entered into an offer letter with Mr. Sennesael to serve as our Chief Financial Officer, on an at-will basis. The offer letter provided for an initial annual base salary of $300,000 per year, which has subsequently increased to the current amount of $340,000 per year. In addition, the letter provides for a signing bonus of $150,000, eligibility for an annual bonus, an initial stock option grant to purchase up to 150,000 shares of our common stock under the 2011 Incentive Plan and a grant of up to 150,000 RSUs. In September 2012, we also entered into an executive severance agreement with Mr. Sennesael (the “2012 Sennesael Severance Agreement”) that provided for the payment of severance benefits to Mr. Sennesael in the event of the termination of his employment following a change in control.
In March 2013, the arrangements set forth in the 2012 Sennesael Severance Agreement were superseded and replaced by the 2013 Severance Plan described below.
On August 8, 2016, Mr. Sennesael resigned from his position as the Company’s Vice President and Chief Financial Officer. Mr. Sennesael remained as a non-executive employee to assist with transition matters until August 15, 2016.

Severance and Change in Control Benefit Plan
On March 2013, the Compensation Committee approved the Severance and Change in Control Benefit Plan (the “Severance Plan”) for executive officers and other key employees, including the Named Executive Officers. Upon acceptance by a participant, the Severance Plan superseded and replaced existing severance agreements, including those described above, that would otherwise apply to participants in the Severance Plan upon qualifying terminations of employment. The Compensation Committee has the authority to designate the participants in the Severance Plan and the level of benefits each such participant will be eligible to receive upon a qualifying termination of employment.
Under the Severance Plan, upon a termination of a participant’s employment by the Company without “cause” or the resignation by a participant for “good reason” (each, an “Involuntary Termination”), or upon an Involuntary Termination in connection with, or within 12 months following, a “change in control” (a “Change in Control Termination”), participants in the Severance Plan generally will be entitled to receive the following severance benefits:

•
a lump sum cash payment equal to the sum of (a) either 6, 9 or 12 months of the participant’s monthly base salary, and (b) a pro-rata portion of the participant’s target annual bonus calculated at 100% of target levels for the year of termination (the “Pro-rata Target Bonus”);

•	Company-paid COBRA premiums for continued health insurance for up to 6, 9 or 12 months;

•	in certain cases, accelerated vesting of all or a portion of the participant’s then-outstanding equity awards; and

•
an extended period of time to exercise any outstanding vested stock options (and other vested equity awards which carry a right to exercise) held by such participants as of the date of termination, which extended exercisability period will end upon the earlier of (a) one year following the date of termination and (b) the date on which the original term of such equity awards would otherwise expire.

Receipt of the foregoing benefits is subject to the participant’s execution and non-revocation of a release of claims against Enphase and continued compliance with certain restrictive covenants.
The amount of cash severance, the duration of the COBRA payment period, and the percentage of accelerated vesting of equity awards, if any, varies based on the participant’s designation as a Tier I Participant, Tier II Participant or Tier III Participant and whether the termination is an Involuntary Termination or a Change in Control Termination, as set forth in the table below.

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	Cash Severance(1)		COBRA Premiums		Accelerated Vesting of Equity Awards(2)
	Involuntary Termination	Change in Control Termination	Involuntary Termination	Change in Control Termination	Involuntary Termination	Change in Control Termination
Paul B. Nahi	12 months	12 months	12 months	12 months	25%	100%
Humberto Garcia	6 months	9 months	6 months	9 months	None	100%
Kris Sennesael(3)	6 months	9 months	6 months	9 months	None	100%

(1)	Participants are also entitled to receive the Pro-rata Target Bonus.

(2)	Participants also will have an extended period of time to exercise outstanding equity awards, as described in the fourth bullet above.

(3)	Mr. Sennesael resigned from the Company in 2016 and therefore was not entitled to receive any severance.
In addition, unless otherwise provided in an agreement between a participant and the Company, if any payments or benefits that a participant would receive in connection with a change in control of the Company would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code, and such payments would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will either be (1) provided to the participant in full or (2) reduced to such lesser amount that would result in no portion of such payments being subject to the excise tax, whichever amount after taking into account all applicable taxes, including the excise tax, would result in the participant’s receipt, on an after-tax basis, of the greatest amount of such payments.
For purposes of the Severance Plan, the following definitions apply:
“Cause,” as determined by the Board acting in good faith and based on information then known to it, means the participant’s: (i) refusal or failure to perform the participant’s material, lawful and appropriate duties; (ii) material violation of Company policy or any written agreement between the Company and the participant; (iii) repeated unexplained or unjustified absence from the Company; (iv) intentional or negligent misconduct; (v) conviction of, or the entering of a plea of nolo contendere with respect to, any felony or a crime involving moral turpitude; (vi) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the participant owes an obligation of non-disclosure as a result of the participant’s relationship with the Company; (vii) commitment of any act of fraud, embezzlement, misappropriation, dishonesty or breach of fiduciary duty against the Company that causes, or is likely to cause, material harm to the Company or its subsidiaries or is intended to result in substantial personal enrichment; or (viii) failure to cooperate with the Company in any investigation or formal proceeding, including any government investigation.
“Change in Control” means the occurrence of any of the following events:

•
any sale or exchange of the capital stock by the shareholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; or

•
any reorganization, consolidation or merger of the Company where the outstanding voting securities of the Company immediately before the transaction represent or are converted into less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent corporation) immediately after the transaction; or

•	the consummation of any transaction or series of related transactions that results in the sale of all or substantially all of the assets of the Company; or

•
any “person” or “group” (as defined in the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing more than fifty percent (50%) of the voting power of the Company then outstanding.

Notwithstanding the foregoing, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
“Good Reason” means, without the participant’s written consent: (i) a material reduction or material adverse change in job duties, responsibilities or authority inconsistent with the participant’s position with the Company; provided, however, that any such reduction or change after a Change in Control (or similar corporate transaction that does not constitute a Change in

35.

Control) shall not constitute Good Reason by virtue of the fact that the participant is performing similar duties and responsibilities in a larger organization; (ii) a material reduction of the participant’s then current base salary, representing a reduction of more than ten percent (10%) of the participant’s then current base salary; provided, that an across-the-board reduction in the salary level of all executive officers of the Company by the same percentage amount as part of a general salary level reduction shall not constitute such a material salary reduction; (iii) a material reduction of the participant’s target bonus opportunity; provided, that an across-the-board reduction in the target bonus opportunities of all executive officers of the Company shall not constitute such a material reduction in target bonus opportunity; (iv) the relocation of the principal place for performance of the participant’s duties to the Company to a location more than fifty (50) miles from the Company’s then current location, which relocation is adverse to the participant, except for required travel on the Company’s business; (v) any material breach by the Company of the Severance Plan or any other written agreement between the Company and the participant; or (vi) the failure by any successor to the Company to assume the Severance Plan and any obligations under the Severance Plan; provided, that the participant gives written notice to the Company of the event forming the basis of the termination for Good Reason within sixty (60) days after the date on which the Company gives written notice to the participant of the Company’s affirmative decision to take an action set forth in clause (i), (ii), (iii), (iv) or (v) above, the Company fails to cure such basis for the Good Reason resignation within thirty (30) days after receipt of the participant’s written notice and the participant terminates his or her employment within thirty (30) days following the expiration of the cure period.
DIRECTOR COMPENSATION
Non-Employee Director Compensation
Cash Compensation Arrangements
In June 2011, our Board adopted a non-employee director compensation policy, which became effective for all of our non-employee directors upon our IPO. In March 2013, the Compensation Committee approved certain changes to director compensation, which changes became effective on January 1, 2013. Pursuant to the non-employee director compensation policy in effect since January 2013, each member of our Board who is not our employee and not affiliated with a venture capital fund who is an investor in the Company is eligible for the following cash compensation for Board services, as applicable:

Annual retainer Board member	$35,000
Additional retainer Audit Committee chair(1)	$18,000
Additional retainer Audit Committee member(2)	$8,000
Additional retainer Compensation Committee chair(1)	$12,000
Additional retainer Compensation Committee member(2)	$6,000
Additional retainer Nominating and Corporate Governance Committee chair(1)	$8,000
Additional retainer Nominating and Corporate Governance Committee member(2)	$3,000
Additional retainer Lead Independent Director	$20,000

(1)	Assumes five committee meetings per year, after which a $1,500 per meeting fee will apply.

(2)	Assumes five committee meetings per year, after which a $1,000 per meeting fee will apply.
All Board and committee retainers accrue and are payable on a quarterly basis at the end of each calendar quarter of service. We also reimburse our non-employee directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board or committee meetings.
Equity Compensation Arrangements
Our non-employee director compensation policy provides that, upon election or appointment to our Board, each non-employee director will receive an initial stock option grant under our 2011 Plan with a target value of $120,000. The target value of the option grant is determined based on a trailing 30-day average closing stock price of our common stock as of the grant date using the Black-Scholes valuation model, with 25% of the shares vesting in four equal annual installments from the grant date, subject to the directors' continuous service. In addition, on the date of each annual stockholders’ meeting, each non-employee director will automatically receive an option grant with a target value of $75,000 (determined in the same manner as described above) vesting over 12 months and the lead independent director will automatically receive an option grant with a target value of $20,000 vesting over 12 months. Both the initial and annual grants have an exercise price per share equal to the fair market value on the date of grant.

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Director Compensation Table
The following table sets forth certain summary information for the year ended December 31, 2016 with respect to the compensation of our non-employee directors. Mr. Nahi, who is an employee and an executive officer, does not receive any additional compensation for serving on our Board or its committees.

2016 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Award(1) ($)	Total ($)
Neal Dempsey	—	80,723	80,723
Steven J. Gomo	76,000	102,249	178,249
Benjamin Kortlang	—	80,723	80,723
Jameson J. McJunkin	—	80,723	80,723
Richard Mora	41,000	80,723	121,723
Robert Schwartz(2)	—	—	—
John H. Weber	58,000	80,723	138,723

(1)
The dollar amounts in this column represent the grant date fair value of stock options granted in fiscal year 2016 calculated in accordance with applicable accounting standards relating to stock-based compensation excluding the effect of estimated forfeitures. For option awards, that amount is calculated by multiplying the Black-Scholes value determined as of the date of grant by the number of options awarded. For a discussion of the valuation methodology used, see Note 11-Stock-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 16, 2017. These amounts do not necessarily correspond to the actual value realized from the option award. Furthermore, these amounts do not necessarily correspond to the target values of the option grants because the target values are determined based on a trailing 30-day average closing stock price of our common stock as of the grant date using the Black-Scholes valuation model.

(2)
Mr. Schwartz resigned from the Board on February 5, 2016. Enphase previously received letters from Third Point LLC and Mr. Schwartz providing that, so long as Mr. Schwartz remains an affiliate of Third Point LLC that Third Point LLC and Mr. Schwartz decline any equity compensation which Mr. Schwartz would otherwise be eligible to receive in connection with his service as a director of Enphase, unless and until instructed otherwise by Third Point LLC or Mr. Schwartz.

As of December 31, 2016, Messrs. Dempsey, and Kortlang each held outstanding options to purchase 130,920 shares of our common stock, Mr. Gomo held outstanding options to purchase 192,288 shares of our common stock, Mr. Mora held outstanding options to purchase 117,910 shares of our common stock and Mr. Weber held outstanding options to purchase 111,557 shares of our common stock.
Compensation Committee Interlocks and Insider Participation
Since January 9, 2017 the Compensation Committee has been composed of three members: Messrs. Mora, Rodgers, and Weber. From February 5, 2016 to January 9 2017, the Compensation Committee was composed of two directors: Messrs. Mora and Weber. From February 13, 2014 to February 5, 2016, the Compensation Committee was composed of three directors: Messrs. Mora, Schwartz and Weber. None of the members of our Compensation Committee have, at any time, been one of our officers or employees. None of our executive officers serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.

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TRANSACTIONS WITH RELATED PERSONS
POLICY AND PROCEDURES FOR REVIEW OF RELATED PARTY TRANSACTIONS
In June 2011, our Board adopted an Amended and Restated Audit Committee Charter (the “Audit Committee Charter”), which became effective upon the execution of the underwriting agreement for our IPO. The Audit Committee Charter provides that the Audit Committee will review and approve all related party transactions. This review will cover any material transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, and a related party had or will have a direct or indirect material interest, including, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party.
CERTAIN TRANSACTIONS WITH OR INVOLVING RELATED PERSONS
The following is a summary of transactions since January 1, 2016 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described where required under the “Executive Compensation” section of this proxy statement.
Investors’ Rights Agreement
In connection with our preferred stock financings completed prior to 2012, we entered into an investors’ rights agreement with certain purchasers of our preferred stock, including the following stockholders, directors and executive officers:

Funds affiliated with Third Point LLC	Funds affiliated with Bay Partners
RockPort Capital Partners II, L.P.	Paul B. Nahi
Madrone Partners, L.P.	Raghuveer R. Belur
KPCB Holdings, Inc., as nominee	Martin Fornage
Robert Schwartz
Pursuant to the investors’ rights agreement, these holders have the right to demand that we file a registration statement or request that the common stock issued upon conversion of our previously outstanding preferred stock and the common stock issuable upon the exercise of outstanding warrants to purchase common stock (which, in connection with our IPO, were converted from previously outstanding warrants to purchase our preferred stock), collectively, the registrable securities, be covered by a registration statement that we are otherwise filing. In the event that we propose to register any of our securities under the Securities Act of 1933, as amended (the “Securities Act”), either for our own account or for the account of other security holders, these holders are entitled to notice of our registration and are entitled to certain piggyback registration rights allowing the holders to include their registrable securities in such registration, subject to certain marketing and other limitations. Pursuant to the investors’ rights agreement, the holders of registrable securities have the right to require us to file a registration statement under the Securities Act in order to register the resale of their shares of registrable securities, provided that the registration meets certain thresholds. We may, in certain circumstances, defer such registrations. In an underwritten offering, the managing underwriter has the right, subject to specified conditions, to limit the number of registrable securities such holders may include.
Transactions with Affiliate Controlled Companies
In 2015 we entered into a Strategic Installer Agreement with Sunrun Installation Services (“Sunrun”). In 2011 we entered into an Agreement for Sale and Purchase with AEE Solar, Inc. ("AEE"), which was purchased by Sunrun in 2014 and is its wholly-owned subsidiary. Jameson McJunkin, a former member of our Board, has direct or indirect ownership of more than 1% of Sunrun common stock and is a member of its board of directors. We recognized net revenue of approximately $20.5 million relative to Sunrun and AEE in 2016.
September 2016 Offering.
In September 2016 we entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. (the “Underwriters”) in connection with a registered underwritten public offering of our common stock. On September 23, 2016, we sold 13,000,000 shares of our common stock, at a price to the public of $1.20 per share. Benjamin Kortlang, a

38.

member of our Board, participated in this offering and purchased 600,000 shares of Common Stock, and Daniel Loeb, Chief Executive Officer of Third Point LLC, purchased 423,684 shares of common stock at a price of $1.20 per share.
Pursuant to our Code of Business Conduct and Ethics and the charter of the Audit Committee, the Audit Committee reviewed and approved these transactions.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Enphase stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Enphase. Direct your written request to: Assistant to Assistant Secretary, Enphase Energy, Inc., 1420 N. McDowell Blvd., Petaluma, CA 94954. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Paul B. Nahi
Paul B. Nahi President and Chief Executive Officer
Petaluma, California
March 31, 2017
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2016 is available without charge upon written request to: Assistant Secretary, Enphase Energy, Inc., 1420 N. McDowell Blvd., Petaluma, CA 94954.

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APPENDIX A
ENPHASE ENERGY, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: JUNE 10, 2011
APPROVED BY THE STOCKHOLDERS: MARCH 20, 2012
IPO DATE/EFFECTIVE DATE: MARCH 20, 2012
AMENDED BY THE BOARD OF DIRECTORS: FEBRUARY 23, 2017

1.	GENERAL.
(a)The purpose of the Plan is to provide a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan is intended to permit the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.
(b)The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.ADMINISTRATION.
(a)The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine how and when Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).
(ii)To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.
(iii)To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)To settle all controversies regarding the Plan and Purchase Rights granted under it.
(v)To suspend or terminate the Plan at any time as provided in Section 12.
(vi)To amend the Plan at any time as provided in Section 12.
(vii)Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(viii)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.
(c)The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the

Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
3.SHARES OF COMMON STOCK SUBJECT TO THE PLAN.
(a)Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate one million sixty-nine thousand nine hundred and three (1,069,903) shares of Common Stock. In addition, the number of shares of Common Stock available for issuance under the Plan automatically increased on January 1st of each year, commencing in 2013 and ending on (and including) January 1, 2017, in an amount equal to the lesser of (i) one percent (1%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) three hundred thirty thousand three hundred and ninety-six (330,396) shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year, commencing in 2018 and ending on (and including) January 1, 2026, in an amount equal to the lesser of (i) one percent (1%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) seven hundred thousand (700,000) shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(b)If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.
(c)The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.GRANT OF PURCHASE RIGHTS; OFFERING.
(a)The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.
(c)The Board shall have the discretion to structure an Offering so that if the Fair Market Value of the shares of Common Stock on the first day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of the shares of Common Stock on the Offering Date, then (i) that Offering shall terminate immediately, and (ii) the Participants in such terminated Offering shall be automatically enrolled in a new Offering beginning on the first day of such new Purchase Period.
5.ELIGIBILITY.
(a)Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.
(b)The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii)the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.
(c)No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.
(d)As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
6.PURCHASE RIGHTS; PURCHASE PRICE.
(a)On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%) of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.
(b)The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.
(c)In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.
(d)The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:
(i)an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. To the extent specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to each Purchase Date of the Offering.
(b)During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.
(c)Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.
(d)Purchase Rights shall not be transferable by a Participant except by will, the laws of descent and distribution, or by a beneficiary designation as provided in Section 10. During a Participant’s lifetime, Purchase Rights shall be exercisable only by such Participant.
(e)Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.
8.EXERCISE OF PURCHASE RIGHTS.
(a)On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.
(b)If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 7(b), or is not eligible to participate in such Offering, as provided in Section 5, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering without interest.
(c)No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock) shall be distributed to the Participants without interest.
9.COVENANTS OF THE COMPANY.
The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

10.	DESIGNATION OF BENEFICIARY.
(a)A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. Any such designation shall be on a form provided by or otherwise acceptable to the Company.
(b)The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSATIONS.
(a)In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities imposed by purchase limits under each ongoing Offering. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b)In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within ten (10) business days prior to the Corporate Transaction under any ongoing Offerings, and the Participants’ Purchase Rights under the ongoing Offerings shall terminate immediately after such purchase.
12.AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(i)The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.

(a)The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan shall not be impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment.
13.EFFECTIVE DATE OF PLAN.
The Plan shall become effective on the IPO Date, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

14.	MISCELLANEOUS PROVISIONS.
(a)Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.
(b)A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
(d)The provisions of the Plan shall be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.
15.DEFINITIONS.
As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)“Board” means the Board of Directors of the Company.
(b)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(c)“Code” means the Internal Revenue Code of 1986, as amended.
(d)“Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(e)“Common Stock” means the common stock of the Company.
(f)“Company” means Enphase Energy, Inc., a Delaware corporation.

(g)“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(h)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(i)“Director” means a member of the Board.
(j)“Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(k)“Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(l)“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.
(ii)In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.
(iii)Notwithstanding the foregoing, for any Offering that commences on the IPO Date, the Fair Market Value of the shares of Common Stock at the time when the Offering commences shall be the price per share at which shares are first sold to the public in the Company’s initial public offering as specified in the final prospectus for that initial public offering.

(o)“IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(p)“Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.
(q)“Offering Date” means a date selected by the Board for an Offering to commence.
(r)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(s)“Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.
(t)“Plan” means this Enphase Energy, Inc. 2011 Employee Stock Purchase Plan.
(u)“Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.
(v)“Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(w)“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(x)“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(y)“Securities Act” means the Securities Act of 1933, as amended.
“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, is open for trading.

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ENPHASE ENERGY, INC. CORPORATE SECRETARY 1420 N. MCDOWELL BLVD PETALUMA, CA 94954

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		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		☐	☐	☐
1	Election of Directors

Nominees
01 Benjamin Kortlang		02 Richard Mora

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 125,000,000.						☐	☐	☐

3
To approve an amendment to the Company's 2011 Employee Stock Purchase Plan ("the ESPP") to increase the aggregate number of shares of common stock authorized for issuance thereunder by 400,000 shares and increase the maximum number of shares by which the authorized shares of common stock under the ESPP may be increased annually under the evergreen provisions of the ESPP.
							☐	☐	☐

4	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.
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ENPHASE ENERGY, INC.
Annual Meeting of Stockholders
May 18, 2017 9:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoint(s) Paul B. Nahi and Humberto Garcia, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ENPHASE ENERGY, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 am, PDT on May 18, 2017 at the Enphase Energy, Inc., 1420 N. McDowell Blvd., Petaluma, California 94954, and any adjournment or postponement thereof with discretionary authority as any other business that may properly come before the meeting.

This proxy, when properly executed, will both be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR both nominees listed in item 1 and FOR items 2, 3 and 4. If any other matters properly come before the meeting, the proxy holders named in this proxy will vote the shares in their discretion.

Continued and to be signed on reverse side